UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013 (February 21, 2013)

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

0-28-44 (Blue Ridge)

24-0854342 (Blue Ridge)

Pennsylvania

0-28-43 (Big Boulder)

24-0822326 (Big Boulder)

(State or Other Jurisdiction of Incorporation)

(Commission File Number)

(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 21, 2013, Blue Ridge Real Estate Company (the “Company”) and Hanson Aggregated BMC, Inc., Assignee of The Conservation Fund pursuant to an Assignment of Agreement of Sale dated February 1, 2013, (the “Purchaser”) entered into a Fourth Amendment (the “Fourth Amendment”) to the Agreement of Sale between the Company and the Purchaser dated February 17, 2011 (the “Initial Phase 3 Agreement”), as amended by the First Amendment dated August 15, 2011 (the “First Amendment”), as amended by the Second Amendment dated February 20, 2012 (the “Second Amendment”, and as amended by the Third Amendment dated September 6, 2012 (the “Third Amendment”), and the Initial Phase 3 Agreement as amended by the First, Second and Third Amendments (the “Phase 3 Agreement”) for raw land owned by the Company.  As previously disclosed, under the Phase 3 Agreement, the Company agreed to sell the Purchaser land located in Thornhurst Township, Lackawanna County, Pennsylvania, consisting of approximately 376 acres (the “Property”), for a purchase price of $1,600,000, $5,000 of which was paid by the Purchaser as a deposit (the “Deposit”) within five business days of the effective date of the Phase 3 Agreement, and the remainder of which is payable to the Company at the closing of the sale of the Property (the “Closing”).

Prior to the Fourth Amendment, the Phase 3 Agreement provided, among other things, that (i) the Seller reserved the oil and gas rights on the Property for a period commencing on the date of Closing and terminating on December 31, 2031; and (ii) that the terms of a surface use agreement for gas and oil rights on the Property (the “Surface Use Agreement”) would be negotiated during the inspection period (as extended by the terms of the Third Amendment).  The Fourth Amendment provides that (i) the term and duration of the oil and gas reservation reserved by Seller in Section 1 of the Phase 3 Agreement is extended and shall expire on December 31, 2035; (ii) the parties have completed review of the Surface Use Agreement referenced in Section 1 of the Phase 3 Agreement and attached to the Phase 3 Agreement as Exhibit C (the Surface Use Agreement Exhibit”); and (iii) the parties agree that the Surface Use Agreement Exhibit shall be the final form of Surface Use Agreement and shall be incorporated by reference and attached to the deed at Closing.  All other terms and conditions of the Phase 3 Agreement in effect prior to the Fourth Amendment remain in effect.

The foregoing is a summary description of certain terms of the Phase 3 Agreement and the Fourth Amendment and, by its nature, is incomplete. This description is qualified in its entirety by the text of the Initial Phase 3 Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference. All readers are encouraged to read the entire text of the Initial Phase 3 Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
10.1

Agreement of Sale, Phase 3, dated February 17, 2011 between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in Thornhurst Township, Lackawanna County, Pennsylvania (filed February 18, 2011 as Exhibit 10.1 to Form 8-K and incorporated herein by reference).

10.2

First Amendment to Agreement of Sale, Phase 3, dated August 15, 2011 between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in Thornhurst Township, Lackawanna County, Pennsylvania (filed August 18, 2011 as Exhibit 10.2 to Form 8-K and incorporated herein by reference).

10.3

Second Amendment to Agreement of Sale, Phase 3, dated February 20, 2012, between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in Thornhurst Township, Lackawanna County, Pennsylvania (filed February 24, 2012 as Exhibit 10.3 to Form 8-K and incorporated herein by reference).

10.4

Third Amendment to Agreement of Sale, Phase 3, dated September 6, 2012, between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in Thornhurst Township, Lackawanna County, Pennsylvania (filed September 7, 2012 as Exhibit 10.4 to Form 8-K and incorporated herein by reference).

10.5*

Fourth Amendment to Agreement of Sale, Phase 3, dated February 21, 2013, between Blue Ridge Real Estate Company and Hanson Aggregated BMC, Inc., Assignee of The Conservation Fund, for the purchase of 376 acres located in Thornhurst Township, Lackawanna County, Pennsylvania.

*Filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: February 25, 2013	By: /s/ Cynthia A. Van Horn
Name: Cynthia A. Van Horn Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Agreement of Sale, Phase 3, dated February 17, 2011 between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in Thornhurst Township, Lackawanna County, Pennsylvania (filed February 18, 2011 as Exhibit 10.1 to Form 8-K and incorporated herein by reference).

10.2

First Amendment to Agreement of Sale, Phase 3, dated August 15, 2011 between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in Thornhurst Township, Lackawanna County, Pennsylvania (filed August 18, 2011 as Exhibit 10.2 to Form 8-K and incorporated herein by reference).

10.3

Second Amendment to Agreement of Sale, Phase 3, dated February 20, 2012, between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in Thornhurst Township, Lackawanna County, Pennsylvania (filed February 24, 2012 as Exhibit 10.3 to Form 8-K and incorporated herein by reference).

10.4

Third Amendment to Agreement of Sale, Phase 3, dated September 6, 2012, between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in Thornhurst Township, Lackawanna County, Pennsylvania (filed September 7, 2012 as Exhibit 10.4 to Form 8-K and incorporated herein by reference).

10.5*

Fourth Amendment to Agreement of Sale, Phase 3, dated February 21, 2013, between Blue Ridge Real Estate Company and Hanson Aggregated BMC, Inc., Assignee of The Conservation Fund, for the purchase of 376 acres located in Thornhurst Township, Lackawanna County, Pennsylvania

*Filed herewith